SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                             September 29, 1999
                     ---------------------------------
                     (Date of earliest event reported)


                        Birmingham Steel Corporation
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its charter)

              Delaware                  1-9820               13-3213634
       ---------------------     --------------------     ------------------
      (State or Jurisdiction     (Commission File No.)      (IRS Employer
        of Incorporation)                                 Identification No.)


     1000 Urban Center Drive, Suite 300, Birmingham, Alabama 35242-2516
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        (Address of principal executive offices, including zip code)


                               (205) 970-1200
            ----------------------------------------------------
            (Registrant's telephone number, including area code)


                               Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)



Item 5.  Other Events.

            On September 29, 1999, Birmingham Steel Corporation (the "Company") announced that it reached an agreement in principle with its existing bank lenders to provide continued revolver financing in the amount of up to $235 million through December 28, 1999 subject to the execution of definitive documentation and various terms and conditions. Separately, the Company announced on the same day that it had filed for a statutory 15-day extension for the filing of its 1999 Annual Report on Form 10-K. The Company expects that its Form 10-K will be filed on or before October 13, 1999. A copy of the press release issued by the Company, along with a copy of the Company's credit facility and all amendments thereto, are attached hereto as exhibits and are incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

      Exhibit No.  Description
      -----------  -----------

         10.1 Credit Agreement dated March 17, 1997 (the "Credit Agreement") (incorporated by reference to Exhibit 10.1 to Form 10-Q for quarter ended March 31, 1997).

         10.2      First Amendment to Credit Agreement dated June 23, 1998.

         10.3 Second Amendment to Credit Agreement dated September 30, 1998 (incorporated by reference to Exhibit 10.1 to Form 10-Q for quarter ended December 31, 1998).

         10.4      Third Amendment to Credit Agreement dated July 27, 1999.

         10.5      Fourth Amendment to Credit Agreement dated September 28,
                   1999.

         99.1      Press Release issued by the Company on September 29,
                   1999.


                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BIRMINGHAM STEEL CORPORATION


                                    By:  /s/ Kevin E. Walsh
                                         ----------------------------------
                                         Name:  Kevin E. Walsh
                                         Title: Executive Vice President
                                                and Chief Financial Officer


Dated:  September 30, 1999



                               EXHIBIT INDEX

      Exhibit No.  Description
      -----------  -----------

         10.1 Credit Agreement dated March 17, 1997 (the "Credit Agreement") (incorporated by reference to Exhibit 10.1 to Form 10-Q for quarter ended March 31, 1997).

         10.2      First Amendment to Credit Agreement dated June 23, 1998.

         10.3 Second Amendment to Credit Agreement dated September 30, 1998 (incorporated by reference to Exhibit 10.1 to Form 10-Q for quarter ended December 31, 1998).

         10.4      Third Amendment to Credit Agreement dated July 27, 1999.

         10.5      Fourth Amendment to Credit Agreement dated September 28,
                   1999.

         99.1      Press Release issued by the Company on September 29,
                   1999.